UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report – December 31, 2008

(Date of earliest event reported)

QUESTAR CORPORATION
(Exact name of registrant as specified in its charter)

STATE OF UTAH	001-08796	87-0407509
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

180 East 100 South Street, P.O. Box 45433 Salt Lake City, Utah 84145-0433
(Address of principal executive offices)

Registrant's telephone number, including area code (801) 324-5699

                                  Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17

       CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17

       CFR 240.13e-4(c))

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 31, 2008, the Company amended its employment agreements with Keith O. Rattie and Charles B. Stanley primarily to comply with the requirements of Internal Revenue Code section 409A and to address recent changes to the application of Internal Revenue Code section162(m) described in IRS Revenue Ruling 2008-13. The amendments are filed as exhibits under Item 9.01 Financial Statements and Exhibits.

Item 9.01    Financial Statements and Exhibits.

(c)    Exhibits.

Exhibit No.

Exhibit

    99.1

Third amendment to contract between Questar Corporation and

Keith O. Rattie.

    99.2

Second amendment to contract between Questar Corporation

and Charles B. Stanley

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

QUESTAR CORPORATION

   (Registrant)

January 6, 2009

/s/S. E. Parks

S. E. Parks

Senior Vice President and

Chief Financial Officer

List of Exhibits:

Exhibit No.

Exhibit

    99.1

Third amendment to contract between Questar Corporation and

Keith O. Rattie.

    99.2

Second amendment to contract between Questar Corporation

and Charles B. Stanley

1